SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 31, 2000
                                                           -----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           2-96392-A                65-0952956
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(STATE OR OTHER                   (COMMISSION      (IRS EMPLOYER JURISDICTION OF
IDENTIFICATION NO.)                FORMATION)              FILE NUMBER)


        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
-------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                          --------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


On September 1, 2000, Electronic Business Services, Inc. filed a voluntary petition for relief under Chapter 11 of the US Bankruptcy
Code.

While the bankruptcy proceedings are pending, the Company is filing the Debtor's Monthly Financial Report that it is required to file with the Bankruptcy Court under Rule 2015 in lieu of the Form 10K and 10Q filings. The Company is attaching the monthly reports for the period October 1, 2000 to October 31, 2000 for each of the following companies as submitted to the United States Bankruptcy Court Southern District of Florida, Miami Division: Engineered Business Systems, Inc. and QuickCredit Corporation, wholly owned subsidiaries of their parent, Electronic Business Services, Inc.

When the Company's reorganization plan becomes effective, the Company will resume the mandatory and timely filings of the Exchange Act periodic reports for all applicable periods.

ITEM 7.  FINANCIAL EXHIBITS


                          MONTHLY FINANCIAL REPORT FOR BUSINESS
            FOR THE PERIOD BEGINNING 10/1/00 AND ENDING 10/31/00

Name of Debtor: Electronic Business Services, Inc.                Case Number:
Date of Petition: September 1, 2000                            00-25402 BKC-RBR


                                                                    CUMULATIVE
                                                        CURRENT      PETITION
                                                         MONTH        TO DATE
                                                     -----------    -----------
   1 CASH AT BEGINNING OF PERIOD .............       (7,690.03)       480.97
   2 RECEIPTS
     A. Cash Sales
         Less: Cash Refunds
         Net Cash Sales
     B. Collection on Postpetition A/R
     C. Collection on Prepetition A/R
     D. Other Receipts
             Transfer from
               Eng. Business Systems (Sub) ...       79,292.99    139,113.66
             Transfer from
               QuickCredit Corp (Sub) ........       87,737.48     90,737.48


   3 TOTAL RECEIPTS ..........................      167,030.47    229,851.14
   4 TOTAL CASH AVAILABLE FOR OPERATIONS .....      159,340.44    230,332.11

   5 DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees ..........          500.00        500.00
     B. Net Payroll ..........................       98,926.93    136,474.76
     C. Payroll Taxes ........................       41,798.99     57,335.65
     D. Sales & Use Taxes ....................                       --
     E. Other Taxes ..........................                       --
     F. Rent .................................         --           7,421.00
     G. Other Leases (Attachment 3) ..........                       --
     H. Telephone ............................       10,128.61     10,128.61
     I. Utilities ............................        1,608.26      1,608.26
     J. Travel & Entertainment ...............                       --
     K. Vehicle Expenses .....................                       --
     L. Office Supplies ......................                       --
     M. Advertising ..........................                       --
     N. Insurance (Attachment 7) .............        5,602.38     12,338.56
     O. Purchases of Fixed Assets ............                       --
     P. Purchases of Inventory ...............                       --
     Q. Manufacturing Supplies ...............                       --
     R. Repairs & Maintenance ................                       --
     S. Payments of Secured Creditors ........                       --
     T. Other Operating Expenses (Attach List)                       --
             Merchants F/QCC
               Prepayment ....................         --           3,750.00
             Bank Charge .....................           73.46         73.46



   6 TOTAL CASH DISBURSEMENTS ................      158,638.63    229,630.30
   7 ENDING CASH BALANCE .....................          701.81        701.81




                      MONTHLY FINANCIAL REPORT FOR BUSINESS
              FOR THE PERIOD BEGINNING 10/1/00 AND ENDING 10/31/00

Name of Debtor: QuickCredit Corporation                           Case Number:
Date of Petition: September 1, 2000                           00-25401 BKC-RBR


                                                                    CUMULATIVE
                                                        CURRENT      PETITION
                                                         MONTH        TO DATE
                                                     -----------    -----------


     1 CASH AT BEGINNING OF PERIOD ...............     15,511.48     31,406.90
     2 RECEIPTS
       A. Cash Sales
           Less:  Cash Refunds
           Net Cash Sales
       B. Collection on Postpetition A/R .......       72,152.93     91,243.84
       C. Collection on Prepetition A/R ........       40,200.00     51,188.57
       D. Other Receipts .......................                       --
                Transfer from
                  Eng. Business Systems (Sub) ..        1,735.62     13,235.62
                Transfer from
                  QuickCredit Corp (Closed Acct)          361.34        361.34
                Transfer from
                  Triangle Imaging .............         --            --

     3 TOTAL RECEIPTS ..........................      114,449.89    156,029.37
     4 TOTAL CASH AVAILABLE FOR OPERATIONS .....      129,961.37    187,436.27

     5 DISBURSEMENTS
       A. U.S. Trustee Quarterly Fees ..........          500.00        500.00
       B. Net Payroll ..........................         --            --
       C. Payroll Taxes ........................         --            --
       D. Sales & Use Taxes ....................         --            --
       E. Other Taxes ..........................         --            --
       F. Rent .................................         --            --
       G. Other Leases (Attachment 3) ..........         --            --
       H. Telephone ............................         --            --
       I. Utilities ............................         --            --
       J. Travel & Entertainment ...............         --            --
       K. Vehicle Expenses .....................         --            --
       L. Office Supplies ......................          643.62        643.62
       M. Advertising ..........................         --            --
       N. Insurance (Attachment 7) .............         --            --
       O. Purchases of Fixed Assets ............         --            --
       P. Purchases of Inventory ...............         --            --
       Q. Manufacturing Supplies ...............         --            --
       R. Repairs & Maintenance ................         --            --
       S. Payments of Secured Creditors ........         --            --
       T. Other Operating Expenses (Attach List)         --            --
                Medical Information Bureau .....         --           6,868.00
                Merchants Assn Credit Bureau ...       26,000.00     29,000.00
                Mylena Mixon ...................         --             566.00
                Marcia Leslie ..................         --             384.00
                Trans to Eng. Bus Systems
                  for Equifax Pre-pay ..........       10,500.00     15,500.00
                Trans to Eng. Bus Systems --
                  Interco Settlement ...........        9,714.51      9,714.51
                Trans to Electronic --
                  Operating for
                  Merchants Pre-Pay ............         --           3,000.00
                Trans to Electronic --
                  Operating --
                  Interco Settlement ...........       15,645.63     15,645.63
                Trans to
                  Electronic --
                  Payroll Account ..............       72,091.85     72,091.85
                Trans to
                  Equifax Prepayment ...........         --           8,000.00
                Trans to
                  Eng. Bus Systems
                  for Payroll 9/7/00 ...........         --          30,656.90
                Postage ........................          575.00        575.00
                Bank Charges ...................           68.97         68.97

     6 TOTAL CASH DISBURSEMENTS ................      135,739.58    193,214.48
     7 ENDING CASH BALANCE .....................       (5,778.21)    (5,778.21)





                                      ELECTRONIC BUSINESS SERVICES, INC.


                                      By: /s/ VITO A. BELLEZZA
                                      -------------------------------------
                                      Vito A. Bellezza
                                      Chief Executive Officer


Dated: October 31, 2000